GI Dynamics, Inc.

endobarrier®

Insulin Zero™

Corporate Presentation

Q4 2019



Important Notice

Currency References

Financial amounts in this presentation are expressed in U.S. Dollars, except where specifically noted.

Forward-Looking Statements

This presentation may contain forward-looking statements. These statements are based on GI Dynamics management's current estimates and expectations of future events as of the date of this announcement. Furthermore, the estimates are subject to several risks and uncertainties that could cause actual results to differ materially and adversely from those indicated in or implied by such forward-looking statements.

These risks and uncertainties include, but are not limited to, risks associated with our ability to continue to operate as a going concern; our ability to obtain stockholder approval of the conversion feature of the August 2019 Note and issuance of the August 2019 Warrant, our ability to raise sufficient additional funds to continue operations and to conduct the planned pivotal trial of EndoBarrier in the United States (STEP-1); our ability to execute STEP-1 under FDA's Investigational Device Exemption; our ability to enlist clinical trial sites and enroll patients in accordance with STEP-1; the risk that the FDA stops STEP-1 early as a result of the occurrence of certain safety events or does not approve an expansion of STEP-1; our ability to enroll patients in accordance with I-STEP; our ability to secure a CE Mark; our ability to maintain compliance with our obligations under our existing convertible note and warrant agreements executed with Crystal Amber, including our obligations to make payment on the Note that is due on 31 March 2020 and our ability to restructure the terms of the Note with Crystal Amber that is due on 31 March 2020 if we are unable to raise sufficient funds to enable us to fully repay such Note when due; obtaining and maintaining regulatory approvals required to market and sell our products; the possibility that future clinical trials will not be successful or confirm earlier results; the timing and costs of clinical trials; the timing of regulatory submissions; the timing, receipt and maintenance of regulatory approvals; the timing and amount of other expenses; the timing and extent of third-party reimbursement; intellectual-property risk; risks related to excess inventory; risks related to assumptions regarding the size of the available market; the benefits of our products; product pricing; timing of product launches; future financial results; and other factors, including those described in our filings with the U.S. Securities and Exchange Commission.

Given these uncertainties, one should not place undue reliance on these forward-looking statements. We do not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events or otherwise, unless we are required to do so by law.

Executive Summary

PROBLEM *TREATMENT GAP IN T2DM & OBESITY*	• 380m WW with diabetes, creating an economic cost of $2.5 Trillion by 2030 • Obesity #1 risk factor for type 2 diabetes, both are risk factors for cardiovascular disease • Lifestyle modifications do not work for many, insulin and gastric bypass: unattractive options
SOLUTION *ENDOBARRIER®*	• Minimally invasive, reversible, 20 minute procedure uniquely targeting intestinal mechanisms • Demonstrated efficacy in lowering HbA1c, BMI, and insulin use: *~4,000 implants* • US Pivotal Trail: FDA IDE & IRB approval– *enrolling*
LARGE MARKET OPPORTUNITY *HIGH ROI*	• EndoBarrier fills a major treatment gap, addressing global metabolic disorder pandemic • High value to health systems in reducing significant costs of diabetes and related care • High margin, scalable, single-use implant
FINANCING *SEEKING $20m*	• Complete Stage 1 of U.S. pivotal trial (STEP-1) → Stage 2 approval • Complete I-STEP trial with Apollo Sugar in India → Apollo Sugar joint venture / distribution

Type 2 Diabetes: High Cost U.S. & WW Growing Rapidly

2017
National Diabetes Statistics Report
Estimates of Diabetes & its Burden in the U.S.

30m U.S. adults with T2DM

- ~61% with T2DM have BMI >30
- Growing at alarming rate: 5% CAGR
- 50% undiagnosed / 300% pre-diabetes

Average medical expenditures for people with diagnosed diabetes

~ **$13,700** per year
~ **$7,900** *directly attributed* to diabetes

Average medical expenditures among people diagnosed with diabetes were about **2.3 times higher** than expenditures for people without diabetes

MORE: https://www.cdc.gov/diabetes/data/statistics-report/index.html

Rising Economic Costs of Diabetes

United States	Worldwide
$327 B 2017	**$1.3 T** 2017
$622 B 2030	**$2.5 T** 2030


$1 TRILLION
$500 B
5% CAGR
'03
'05
'07
'09
'11
'13
'15
'17

Global Diabetes Population in 2045: *~500m Patients WW*


US
35m
Europe 81m
Middle East & N Africa
86m
China
120m
India
134m
Brazil
20m

IDF Diabetes Atlas 8th Edition 2017 Country Reports

Type 2 Diabetes & Obesity Treatment Gap



Treatment Gap
Fewer than 40% of patients achieve glycemic control[5]
T2DM + Obesity Treatment with Favorable Risk/Benefit Profile for Earlier Intervention
Obesity & Pre-diabetes MEDICATIONS
$2.7K
/ YEAR 1
TYPE 2 DIABETES MEDICATIONS
$6K
/ YEAR 2
INSULIN
$4K
/ YEAR 3
SURGERY
$30K
• Significant complications
• Mortality
• Irreversible
~98% of eligible patients elect not to undergo the procedure
Per Patient Costs (US) & Health Risks

1) Avoid insulin   2) Reduce/ eliminate insulin   3) Avoid gastric bypass

All costs "up to" the amount shown and in USD

1. Khan et al, Medical Care Expenditures for Individuals with Prediabetes, Population Health Management, Oct 2017.
2. Economic Costs of Diabetes in the US 2017, American Diabetes Association
3. KFF, Medicare Part D Spending on Insulin Increased 840 Percent Between 2007 and 2017
4. Doble et al, What are Real Costs of Bariatric Surgery?, Obesity Surgery, May 2017
5. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3889324/

Total Addressable Patient Population

Patient population: ~1bn WW

Worldwide

Worldwide Prevalence	
T2Dm Prevalence[1]	463,000,000
Currently controlled with Lifestyle/Medication (40%)[2]	(185,200,00)
EndoBarrier T2DM: TAM	**277,800,00**
T2DM Comorbidities	
Obesity[3,4]	216,850,000
NAFLD[5]	256,965,000
NASH[5]	78,710,000
CKD[5]	111,583,000
Sub-total T2DM Comorbidities	**664,108,000**
WW Total TAM	**941,908,000**

United States



30M
T2DM 1
Obesity 2
90M
Diagnosed T2DM + Obesity
13.5M
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
259,000
708,000
935,000
4,542,000
6,445,000
2,383,000
2,364,000
917,000
12,109,000
STEP-1 IFU Population
HbA1c 7 - 10%+
Patients on Insulin
Ages 18+
STEP-1 Unrestricted
NASH (1-3a) **
NAFLD **
CKD **
Total EndoBarrier Patient Population

- *Includes patients with T2DM & Obesity with A1c >= 7%, BMI >= 7% and age 18+*
- *** Assumes same prevalence of NASH/NAFLD/CKD in both the T2DM obesity population as those without obesity, does not consider current HbA1c levels or current therapy, NAFLD excludes the population with NASH*
- *Sources*: 1. Center for Disease Control (CDC) 2. World Health Organization (WHO) 2. CDC NHANES - 2015/2016 National Health and Nutrition Examination Survey 3. Internal Assumptions

Minimally Invasive Solution for Type 2 Diabetes



Thin, flexible EndoBarrier implant lines the proximal intestine: food bypasses duodenum + upper intestines



12 month implant

Placed / removed via 20 minute Upper GI outpatient procedure

Watch Video:
EndoBarrier Implant & Explant


YouTube
Search
gi EndoBarrier Anchor Deployed





EndoBarrier is not approved for sale and is limited by federal law to investigational use only

Property of GI Dynamics, Inc.

Mechanism of Action Mimics Gastric Bypass

Similar to Roux-en-Y Gastric Bypass (RYGB), EndoBarrier harnesses metabolic effects, utilizing the body's own blood glucose control mechanisms*:

- Gut Hormones
- Neural Circuits
- Bile Acids
- Glucose Transport



VAGUS NERVE
GUT HORMONES

GIP
GLP-1
PYY
Ghrelin

*Mechanism of Action currently under further investigation

Click here to read full analysis



1106 Diabetes Care Volume 41, May 2018

Effect of the Duodenal-Jejunal Bypass Liner on Glycemic Control in Patients With Type 2 Diabetes With Obesity: A Meta-analysis With Secondary Analysis on Weight Loss and Hormonal Changes

Pichamol Jirapinyo,[1,2] Andrea V. Haas,[2,3] and Christopher C. Thompson[1,2]

Diabetes Care 2018;41:1106–1115 | https://doi.org/10.2337/dc17-1985

"Conclusions: Duodenal-Jejunal Bypass Liner (DJBL) ***improves glycemic control and insulin resistance*** *in T2D patients with obesity. DJBL also appears to* ***induce significant weight loss*** *in this population. Additionally, changes in gut hormones suggest* ***mechanisms similar to RYGB****."*

Demonstrated Clinical Effect on HbA1c and Weight

> 1,000 patients in recent trials / analyses:

PI	Study Title	Subjects		Type	Presented	HbA1c	Weight
		EB	Control				
Benes	The duodenal-jejunal bypass liner (EndoBarrier) for the treatment of type 2 diabetes mellitus in obese patients – efficacy and factors predicting optimal effects	45	24	RCT	DDW 2016	↓ 4.3%	EWL: 15%
Cinkajzlova	Circulating lipopolysaccharide and gut permeability in obese patients with type 2 diabetes: the influence of surgical and endoscopic interventions	15	15 (gastric) 10 (ctrl)	RCT	EASD 2017	↓1.7%	BMI: ↓ 3.7
Guenthert	Improvement in Glucose Metabolism After Bariatric Surgery: Comparison of Laparoscopic Roux-en-Y Gastric Bypass and Duodenal-Jejunal Bypass Liner	27	27 (RYGB)	RCT	DDW 2017	↓1.7%	BMI: ↓ 6.2
Holtmann	Improvement of Liver and Glycemic Parameters After Duodenal-Jejunal Bypass Sleeve (DJBS) Insertion	20	10	RCT	DDW 2017	n/a	↓11.3 kg
Jirapinyo	The effect of the duodenal-jejunal bypass liner on glycemic control in type-2 diabetic patients with obesity: a meta-analysis with secondary analysis on weight loss and hormonal changes	431	54	Meta-Analysis	DDW 2017 Diabetes Care 2018	↓1.3% (↓1.4%)	↓12.6kg EWL: 36.9% TWL: 18.9%
Ryder, Sen Gupta	REVISE-Diabesity Study: One Year Efficacy, Safety and Tolerability Outcomes of Endoscopic Duodenal Exclusion Using EndoBarrier® as an Adjunct to GLP-1	48	24	RCT	ADA 2017	↓2.1%	↓11.3 kg
Laubner	Comparative Efficacy & Safety of the Duodenal-jejunal Bypass Liner in Obese Patients with T2DM	111	222	Case Control	ADA 2017	↓1.3%	↓14.7kg

ADA Diabetes Care: EndoBarrier Meta-Analysis

Endpoint	Change	# Studies	# Patients
HbA1c reduction at explant	1.3%* *(15.5%)*	14	431
Reduction v Control	0.9%* *(10.8%)*	4	123
HbA1c reduction 6 months post explant	1.0%* *(11.9%)*	2	99
Total body weight reduction	12.6kg *(18.9%)*	10	395

* absolute %-point drop in A1Cs

Positive OUS Patient Impact



"Patients included here are typical of our EndoBarrier treated patients, with some demonstrating additional benefits over and above weight and HbA1c."

– Dr. Robert Ryder, PI for EndoBarrier® Trials Sandwell and West Birmingham, UK Hospital NHS Trust

- View online: [ABCD REVISE Study]

Watch Video: Patient Testimonials

~4,000 EndoBarrier Implants in Studies & Early Commercial Experience


HbA1c
↓2.1%
FATTY LIVER
NORMAL
ALT
86 Units /Liter
baseline
ALT
11 Units /Liter
42 mos.
Weight: 82.9.0 kg.
61.0 kg
HbA1c
↓6.4%
Insulin
260 Units /Daily
baseline
Insulin Zero™
30 mos.
Weight: 102.0 kg.
67.6 kg
HbA1c
↓2.6%
Insulin
42 Units /Daily
baseline
Insulin Zero™
24 mos.
Weight: 116.4 kg
92.2 kg

EndoBarrier is not approved for sale and is limited by federal law to investigational use only

Treatment Effect: Clinical Durability

REVISE Study: Baseline to Post Removal (12 months post removal)

Responder Level (month 12)	HbA1c Reduction (at Month 12)	*Month 24: 12 months post removal* n	% of total	Δ HbA1c, %	Δ Weight, LB
Super	≥ 1.5 %	14	78%	-2.1%	-20
High	1.0 - 1.49 %	1	6%	-0.3%	-55
Medium	.5-.99 %	1	6%	-1.7%	-11
Low	.1- .49 %	0	0%	-	-
Non- Responder	≤ 0%	2	11%	-1.1%	-45

Subset data from REVISE RCT

~80% of patients maintained-

- 2.1% drop in HbA1c
- 20 lb. weight loss

At 2 years / 12 months post removal


HbA1c
8.5%
baseline
HbA1c
6.7%
48 mos.
Weight: 92.4 kg.
74.6 kg
HbA1c
8.2%
baseline
HbA1c
6.3%
48 mos.
Weight: 83.8 kg.
69.8 kg
HbA1c
9.0%
baseline
HbA1c
7.1%
48 mos.
Weight: 109.4 kg
86.4 kg

Strong Safety Profile

- EndoBarrier adverse event rates declined significantly over time due to numerous refinements including: procedure refinement, clinician training & patient selection
- EndoBarrier risk is associated with indwell time only; no long-term sequelae or risks have been identified post removal

In August 2018, FDA approved IDE for the U.S. pivotal study

In February 2019, IRB approval received for U.S. pivotal study

EndoBarrier Adverse Event Rates / Time & Clinical Experience[1]



18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
16%
10%
4%
30 day SAE rate for RYGB = 5%, incl. death[2]
early ('08 - '11)
Mid ('12-'15)
Recent ('16-'17)
Implant totals by period:
n = 600
n = 2,672
n = 514
Total
bleeding
pancreatitis
liner obstruction
hepatic abscess: OUS total
migration
perforation
hepatic abscess: OUS on label
intolerance
surgical removal

1. GI Dynamics, Inc. Internal Complaint Handling System OUS data
2. Aterbern et al, Comparative Effectiveness and Safety of Bariatric Procedures for Weight Loss: A PCORnet Cohort Study, Annals of Internal Medicine, 4 December 2018

U.S. Pivotal Study Design & Target Timeline

U.S. Pivotal Trial:	**STEP-1: Single Therapy Euglycemic Procedure**	ClinicalTrials.gov: link
Primary Endpoint	Reduction of HbA1c at 12 month implant removal	
Secondary Endpoints	Weight, NAFLD / NASH, CV risk, CKD, Insulin avoidance (at 12 & 24 months)	
Randomization	3 EndoBarrier : 1 Control	
Control	Double-blinded sham procedure	
Stages	o Stage 1: 50 EndoBarrier / ~17 control o Stage 2: 130 EndoBarrier / ~43 control (proposed)	



2018
2019
2020
2021
Q1
Q2
Q3
Q4
IDE Approval
IRB Approval
Site Selection complete
Stage 1 Enrollment Start
Stage 1 Enrollment End
Stage 1 Implants Removed
Stage 1 Safety Review
Stage 2 Approval
Stage 2 Enrollment Start

Apollo Sugar Clinical Trial and Partnership

Apollo Hospitals Largest private hospital system in India, *>65m patients in 141 countries*

Apollo Sugar Apollo Hospitals & Sanofi partnership focused on treatment of diabetes

> *"We believe EndoBarrier can provide a novel and powerful clinical tool for our clinicians, and we look forward to studying EndoBarrier in our hospitals for patients based in India and Southeast Asia."*
> – Gagan Bhalla, CEO of Apollo Sugar

Apollo Sugar Study in Collaboration with GI Dynamics: **I-STEP**
India - Single Therapy Euglycemic Procedure

Primary Endpoint	Reduction in HbA1c at 12 month implant removal
Secondary Endpoints	Weight, NAFLD / NASH, CV risk, Insulin avoidance
Study Size	100 at 5 leading Apollo Sugar clinical sites
Randomization	3 EndoBarrier : 1 Control
GI Dynamics Cost	~$1-1.5 m over life of study



2018
2019
2020
2021
Q1 Q2 Q3 Q4
Apollo Sugar Partnership
Enrollment Start
Enrollment End
Implants Removed
CDSCO Submission

Significant milestones in < 2 years


2019
2020
2021
2022
2023
2024
2025
India
I-STEP Start
I-STEP Trial Data
CDSCO Submission / Approval
India Commercialization w/Apollo Sugar JV
US
STEP-1 Stage 1 Safety Review
STEP-1 Stage 2
proposed
FDA Submission
PMA
US Commercialization

<u>US Milestone</u>

- STEP-2 Approval: FDA comfortable with safety profile
- + Published data
- = Proxy for STEP-1 outcome

<u>India/Apollo Milestone</u>

- Regulatory approval with CDSCO
- Market launch and initial supply orders
- Publish results of India pivotal trial (I-STEP)

Corporate Value Creation

Financing	• Seeking $20m • Continue STEP-1 , I-STEP clinical trials • Continue evaluating NASDAQ listing options	
STEP-1 Clinical Trial **US Pivotal RCT**	• Stage 1: 50 EndoBarrier / ~17 Control (3:1) • *Currently enrolling* • Target enrollment completion:	 Q1 2020
I-STEP Clinical Trial **India Pivotal RCT with Apollo Sugar**	• 100: 75 EndoBarrier / 25 Control (3:1) • Site Ethics Committees, CDSCO ***reviews underway*** • Target enrollment:	 Q1 – Q3 2020
Additional	• Intellectual Property: continuing to develop IP and add to IP portfolio • New feature development, COGS reduction	

Financing Assumptions / Use of Proceeds


2019
2020
2021
2022
2023
2024
2025
India
US
Financing
I-STEP Start
I-STEP Trial Data
CDSCO Submission / Approval
India Commercialization w/Apollo Sugar JV
STEP-1 Stage 1 Safety Review
STEP-1 Stage 2
proposed
FDA Submission
PMA
US Commercialization
$20m
$30-50m

USD, $m / rounded	proforma Stage 1	Stage 2	2020	2021	2022	2023	2024	Total
Revenue			-	-	5	13	25	43
Step 1	5	11	3	6	5	2	-	16
I-Step	0.4	0.1	0.3	0.2	-	-	-	1
Clinical Department	5	12	3	3	3	4	4	17
Clinical Total	***10***	***23***	***6***	***9***	***8***	***6***	***4***	***34***
Other (Mfg, Quality, G&A)	11	57	8	7	12	16	24	67
Total Expense	22	80	14	16	20	22	28	101
Net Spend			(14)	(16)	(15)	(9)	(3)	(58)
Cumulative Net Spend			(14)	(31)	(46)	(55)	(58)	

Assumptions

1. INDIA / I-STEP / Apollo Sugar: India revenues / JV opportunity: potential near-term impact
2. US / STEP -1 Will work to improve timing of trial with FDA
3. COGS Reduction Production costs from $2,100/unit to $550 with DFM
4. CE Mark / EU Revenue CE Mark: 2020, reimbursement/revenue not actively pursued in this model
5. MODEL Model is cash basis, not expenses/P&L basis
6. MODEL / US Launch No U.S. market priming is included in model in advance of U.S. sales

Scientific Advisory Board

Endocrinology



David Cummings, MD
Seattle, WA, USA



Judith Korner, MD
New York, NY USA



Carel le Roux, MD, PhD
Dublin, Ireland

Gastroenterology



Manoel Galvao Neto, MD
Sao Paulo, Brazil



Thomas Rösch, MD
Hamburg, Germany



Gerald Holtmann, MD
Brisbane, Australia

Renal Disorders



Allon Friedman, MD
Indianapolis, IN USA

Infectious Disease



Steven Opal, MD
Providence, RI USA

Metabolic Surgery



Ricardo Cohen, MD
Sao Paulo, Brazil



Jan Willem Greve, MD, PhD
Heerlen, Netherlands



Francesco Rubino, MD
London, UK



Philip Schauer, MD
Cleveland, OH USA

Experienced Leadership – Healthcare, Operations, Financing/M&A

Leadership Team



Over 90 years experience in medical devices

Janell Shields	–	Manager Marketing & I.R.
Steve Linhares	–	VP of Clinical & Regulatory
Scott Schorer	–	President & CEO
Charley Carter	–	Chief Financial Officer
Paul Pelletier	–	Director of Quality

Executive



Scott Schorer
President & CEO

20+ years as executive in medical device, biologics, healthcare IT companies

Significant early-stage, new product experience

Raised >$120m through private equity, public equity and debt financings

Systagenix Wound Management; IST; CentriMed/Global Healthcare Exchange (GHX)

US Army, Airborne Ranger

Non Executive Directors



Dan Moore
Chairman

30+ years in medical device companies

Boston Scientific: 18 years in domestic and international sales, operations and executive management in global medical device manufacturing. Served as CEO of **Cyberonics, Inc.**

NED: LivaNova (NASDAQ: LIVN), ViewRay (NASDAQ: VRAY), Epilepsy Foundation of America, BioHouston, Weldon School of Bio-engineering, BrainScope



Juliet Thompson

20+ years experience healthcare banking

Nomura Code: Founder, Head Corporate Finance: executed **>150 life sciences transactions, including 40 IPOs *raising more than €4bn***

NED: Nexstim (NXTMH.HE), Novacyt (NYCT.L), Vectura PLC (VEC.L)



Oern Stuge, MD

Physician with 30+ years in medical device, health care and life sciences companies

Medtronic: 12 years in multiple senior management roles

NED: Lumenis, Mainstay Medical (MSTY.PA), Balt Extrusion, Pulmonx, Phagenesis, OrthoD Ltd, EchoSens SA



Tim Barberich

40+ years in medical device and pharmaceutical companies

Sepracor: Founder & CEO (NASDAQ: SEPR)

Sold to Dainippon for $2.6Bn

NED: BioNevia, Verastem (NASDAQ: VSTM), TScan Therapeutics, Frequency Therapeutics

Summary

- Large and growing market with significant unmet need
- Unique implant with a well characterized Benefit : Risk Profile with
- Significant clinician support
- Turnaround efforts have largely been completed with much success
- New leadership has shown consistent execution while maintaining lean expenditure
- Company history and current pricing provide significant upside opportunity

Focused clinical operations drive significant shareholder value

- U.S. pivotal trial- first of its kind: ***STEP-1***
- JV with Apollo Sugar in India- significant opportunity: ***I-STEP***

GI Dynamics is fully committed to treating patients diagnosed with type 2 diabetes/obesity and bringing EndoBarrier to market while maximizing shareholder value

Thank you